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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): JANUARY 1, 2002



                            THE MEN'S WEARHOUSE, INC.
               (Exact name of registrant as specified in charter)



                   TEXAS                          1-16097                            74-1790172
         (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



           5803 GLENMONT DRIVE
             HOUSTON, TEXAS                                                            77081
(Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 592-7200


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ITEM 5. OTHER EVENTS.

         Effective January 1, 2002, The Men's Wearhouse, Inc., a Texas corporation (the "Company"), amended and restated the Company's 401(k) Savings Plan (the "Plan"). The Plan was further amended by the First Amendment to The Men's Wearhouse, Inc. 401(k) Savings Plan on July 16, 2002.

         Copies of the Plan and the First Amendment to The Men's Wearhouse, Inc. 401(k) Savings Plan are filed as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  10.1 - The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended and restated.

                  10.2 - First Amendment to The Men's Wearhouse, Inc. 401(k) Savings Plan.




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE MEN'S WEARHOUSE, INC.




Dated: December 3, 2002                       /s/ NEILL P. DAVIS
                                  ----------------------------------------------
                                                  Neill P. Davis
                                  Senior Vice President, Chief Financial Officer
                                                   and Treasurer





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                               INDEX TO EXHIBITS


        Number                                Exhibit
        ------                                -------

         10.1 The Men's Wearhouse, Inc. 401(k) Savings Plan, as amended and restated.

         10.2     First Amendment to The Men's Wearhouse, Inc. 401(k) Savings
                  Plan.




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